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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 21, 2003


                         AMERICAN STONE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        0-22375              13-3704099
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


          8705 Quarry Road, Amherst, Ohio                          44001
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (440) 986-4501

                                      None
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On March 21, 2003, American Stone Industries, Inc. (the "Company") issued a press release with respect to its financial results for the quarter and year ended December 31, 2002. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1     Press release of the Company, dated March 21, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN STONE INDUSTRIES, INC.

Date:    March 21, 2003               /s/ Russell Ciphers, Sr.
                                      ----------------------------------------
                                      By:  Russell Ciphers, Sr.
                                      Title: President & Chief Executive Officer



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                                  EXHIBIT INDEX


Number            Subject Matter


99.1              Press release of the Company, dated March 21, 2003.